ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (the “Trust”)
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
 (each a “Fund”)

Supplement dated September 30, 2019,
 to the prospectus dated April 29, 2019, and
to the Statement of Additional Information (“SAI”) dated April 29, 2019

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

MANAGEMENT FEE REDUCTIONS

The Board of Trustees of the Trust has approved changes to the written agreement whereby the Manager has voluntarily reduced the management fee rates for certain Funds. Accordingly, the information regarding reduced management fee rates for the following Funds only, found in the table located at page 85 of the prospectus and in the table located at page 47 of the SAI, is deleted and replaced, effective October 1, 2019, with the following:

Name of Fund	Management Fee
AZL Russell 1000 Growth Index Fund	0.35% on all assets
AZL Russell 1000 Value Index Fund	0.35% on all assets

AZL-003-0518